PUTNAM INTERNATIONAL GROWTH FUND
                 Prospectus Supplement dated June 9, 1997
                  to Prospectuses dated October 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:


                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

Justin M. Scott      1991         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

David K. Thomas      1997         Employed as an investment
Senior Vice President                  professional by Putnam
                                  Management since 1987.


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